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                                                                    Exhibit 13.2

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Bancolombia S.A. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 20-F for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 23, 2006
      ----------------------


                                         /s/ Jaime Alberto Velasquez Botero
                                         ---------------------------------------
                                         Name: Jaime Alberto Velasquez Botero
                                         Title: Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.